As filed with the Securities and Exchange Commission on November 9, 2006
Commission File No. 333-128584
SECURITIES AND EXCHANGE
COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT

ADMIRALTY HOLDING COMPANY

(formerly Ruby Mining Company)
(Name of small business issuer in its charter)

Colorado	1000	83-0214117
--------------------------	----------------------------	----------------------
(State or jurisdiction of	(Primary Standard Industrial	(I.R.S. Employer
Organization)	Classification Code Number)	Identification Number)

3318 Highway 5, No. 504
Douglasville, Georgia 30135-2308
(404) 348-4728

(Address and telephone number of registrant's principal
executive offices and principal place of business)

Murray D. Bradley, Jr., Secretary-Treasurer and Chief Financial Officer
3318 Highway 5, No. 504
Douglasville, Georgia 30135-2308
(404) 348-4728

(Name, address and telephone number of agent for service)

Copies to:

Steven A. Cunningham, Esq.
Steven A. Cunningham, P.C.
11660 Alpharetta Hwy., Suite 155

Roswell, Georgia 30076
Telephone: (770) 442-2364

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425) .

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12).

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b)).

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c)).

REGULATION FD

ITEM 7.01 REGULATION FD DISCLOSURE.

1.  Admiralty Holding Company released a news release on November 9, 2006 which is summarized below:

ADMIRALTY HOLDING COMPANY ANNOUNCES ISSUANCE OF SECOND US PATENT

Douglasville, GA, Thursday, November 9, 2006, Admiralty Holding Company (OTC BB: ADMH) (Admiralty) announced today that it has received a second US Patent on its technology. This patent is entitled "Systems and Methods Useful For Detecting Presence and/or Location Of Various Materials" and carries U.S. Patent No. US 7,123,016 B2 dated October, 17, 2006. Four patent claims and 32 Drawing Sheets were allowed. This patent substantially broadens Admiralty's proprietary protection of its ATLIS™ technology.

Admiralty has filed five different US Patent applications. On April 20, 2004, Admiralty was issued U.S. Patent No. US 6,724,191 B1. This patent carried seven (7) claims and the invention provides systems and methods that can be employed to locate or detect the presence of various materials, including nonferrous metals. Admiralty has been notified by its patent counsel that a number of claims have also been allowed on its third patent application entitled "Systems and Methods for Synchronous Detection of Signals". Admiralty expects a third patent to be issued to it in due course.

The latest patented invention provides systems and methods that can be employed to locate or detect presence of various materials, including nonferrous metals. These systems include new and useful sensors, circuits, systems and devices which power and/or interoperate with the sensors, and methods of making, operating and using such systems. Any or all of the systems, devices or processes can be combined with other systems, devices or processes disclosed. Admiralty believes that the “art” of precious metal recovery in a marine environment is rapidly becoming the “science” of such treasure recovery. Admiralty believes that only companies employing advanced technology will be able to survive and profit as detection technologies improve. Admiralty’s detection technology is leading edge and it is convinced that the ATLIS™ technology will revolutionize the way that valuable objects are located and recovered.

2.  Admiralty Holding Company will also post on its’ web site, www.admiraltycorporation.com, a report about the ship wrecks in the area where our ship, the R/V NEW WORLD LEGACY, is currently doing work entitled “1715 FLEET”.

OTHER EVENTS

ITEM 8.01 OTHER EVENTS

The company has received a notification from its Patent Attorneys, KILPARIK STOCKTON LLP, the official U.S. Patent documentation of a second U.S. patent assigned to Admiralty Corporation and referenced as:

U.S. Patent Number 7,123,016 B2, Date of Patent: Oct. 17, 2006: Systems and Methods Useful for Detecting Presence and/or Location Of Various Materials

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)    Exhibits

99.1   Press Release

99.2   Web site posting entitled: 1715 FLEET

99.3   U. S. Patent No. 7,123,016 B2, U. S. Patent Application Serial No. 10/827,089 Systems and
       Methods Useful for Detecting Presence and/or Location Of Various Materials

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

RUBY MINING COMPANY
(Registrant)

Dated: November 9, 2006	By /s/ Murray D. Bradley, Jr.
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Murray D. Bradley, Jr.
Chief Financial Officer